Exhibit 99.1

Year-End 2017 Results & Outlook February 14, 2018 15 YEARS OF CONSISTENT PERFORMANCE

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with the “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10-K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circum stances after the date hereof. This presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impa ct, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providin g a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understa nding our business results, rather than as a substitute for the reported earnings. Similarly, management views the ratio of Funds From Operation s (FFO)/Average Debt as a key measure of the company’s operating financial performance and its financial position, and uses the ratio for external communications with analysts and investors. Because the company does not establish its target FFO/Average Debt ratio based on a specific target numerator and target denominator, the company is unable to provide a reconciliation to a comparable GAAP financial measure for future periods. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relati ons section, www.cmsenergy.com/investor-relations, a channel of distribution. 1

Agenda Federal Tax Reform Update 2 Financial Results & OutlookRejji Hayes Executive VP & CFO Business UpdatePatti Poppe 2017 ResultsPresident & CEO 2018 Outlook & Priorities PEOPLEPLANETPROFIT Performance --The Consumers Energy Way

Financial Results & Outlook . . . Vs. Prior Year 2017 Results • • a EPS +7% Up $76 Operating cash flow (OCF, MM) 2018 Updatesa • • EPSguidance raised +6% to +8% +7% Annual dividend Long-Term Outlook • a EPS& DPS growth _ _ _ _ _ a Adjusted EPS (non-GAAP) 3 . . . 15th consecutive year of consistent financial performance. Amount $2.17 $1,705 $2.30 to $2.34 $1.43 +6% to +8%

CMS' Performance Exemplifies . . .

CMS ENERGY



PEOPLE ✓

- Safest year on record
- #1 Diverse Utility in the Nation and #1 Employer for Diversity in Michigan by Forbes Magazine
- Best place to work in Michigan by Forbes Magazine
- Highest customer satisfaction ever!



PLANET ✓

- #1 Company in Michigan in Newsweek's 'Green Rankings'
- Highest U.S. utility score for sustainability performance by Sustainalytics
- Expanded CrossWinds® Energy Park (44 MW) to support the Green Tariff



WALL ST

PROFIT ✓

- 15 years of +7% EPS[a] growth
- Raised dividend 7% YOY, 12 years of growth
- Credit upgraded; ~20% FFO/avg. debt[b] at year-end
- Attracted 69 MW of new load through economic development efforts



The CE Way

PERFORMANCE

Best Performance EVER in:

✓ Safety ✓ Customer Satisfaction ✓ SAIDI ✓ Speed of Answer

✓ On-Time Delivery ✓ Meter Reading ✓ Billing ✓ Energy Efficiency

[a] Adjusted EPS (non-GAAP) CAGR

[b] Non-GAAP

. . . world class performance delivering hometown service.

4

Story of the Year . . . Capital-Enabled SMART METERS Translates to > $10 MM in savings Process-Enabled UA REDUCTIONS Technology-Enabled INVOICE REVERSALS 5 . . . smart meters and process improvements deliver cost savings and customer satisfaction. Amount (MM)Down 54%; $ 80$34 MM in 40 0 20132017 $63savings $29 Amount (MM) 32.9Down 2 1 0 20132017 90% 0.3 2.4 MM Installed

2018 Priorities . . . • Safety of our employees & the public • Support Michigan policies & MPSC priorities Continue expansion of renewables and commitment to sustainability • • Meet our financial objectives • World class operating performance 6 . . . will enable a 16th year of strong operational and financial performance.

Simple, Perhaps Unique Model . . . Plan Self Funding: 2-3 1 2 pts - - - Cost reductions Sales growth (continued economic development) Other (Enterprises, tax planning, etc.) 5 - 6 pts INVESTMENT SELF-FUNDED _ _ _ _ _ a Adjusted EPS (non-GAAP) 7 . . . enhanced with tax reform. Customer Prices “at or below inflation” <2% EPS Growth a6% - 8%

Large and Aging System . . . system replacement 27,000 miles built in the WWII era 8 . . . requires significant customer investment. Electric distribution system is older than peers Gas distribution plan: 25 years, Age of coal fleet is more than 50 years 1,670 miles of gas transmission pipeline; most

Our Entire Cost Structure . . . Cost Components Above Market Costs O&M Reductions in Rates $87 MM $572 2011 Current _ _ _ _ _ _ _ _ _ _ a Case U-16191 b Case U-17990, 2016 Order 9 . . . provides opportunities to lower costs and create headroom. $659Down ab or 3% annually 101000% 90% 80% 70% 60%~70% 50% 40% 30% 20% 10% 0% Fuel and Power Costs O&M Costs Taxes Capital Investments Cost of Capital 2011annually2017 _ _ _ _ _ Source: 2011 - FERC Form 1; 2017 - Internal PPA Down $162 MM or 5% PPA Fuel Fuel

Economic Development is . . .

CMS ENERGY

Our Service Territory Outperforms[a]

	Grand Rapids	Michigan	U.S.
Building permits[b]	+330%	+181%	+112%
GDP 2010⟶2016	29	19	14
Population 2010⟶2016	6	½	4
Unemployment (December 2017)	3.8	4.7	4.1

[a] Grand Rapids
[b] Annualized numbers December 2010→December 2017

Examples of New Business



Electric
Gas
Combination
~2% Industrial Growth in 2017!
Arauco
Dicastal
Zeeland Farm Services
Betz
GM Assembly
Duro-Last Roofing
Continental Dairy
C3 Ventures
GM Assembly
Enbridge
Switch
Magna-Cosma
Dart
Knauf
MSU FRIB
Post
Stryker
MACI
Denso
Brembo
Inteva

. . . robust and helps drive our model.

10

Long-Term Regulatory Planning 2018 . . . Regulatory/Policy 1/19: Impact of tax reform filing U-18494 2H: Renewable Energy Plan U-18231 11/6: Gubernatorial elections 6/15: File long-term generation plan (IRP) U-18461 TBD: Tax Reform Order Electric 3/1: File By 3/30: Final order U-18322 April/May: File next electric case 5-yr electric dist. plan U-17990 Gas By 8/31: Final order U-18424 1/1: Gas investment tracker $18 MM U-18124 Fall: File next gas case 11 . . . provides significant customer value and long-term visibility.

Consistent Growth Through . . . CAGR EPS Recession 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Winter 12 +7% +6% to 8% . . . recessions, adverse weather, and leadership changes. Cold winter Mild summer Hot summer Warm winter Mild summer Cold winter Summer-“less” Hot summer Hot summer Warm winter Mild summer Polar vortex Cold Feb. Warm Warm Winter Warm Dec. Governor (D) Governor (R) Commission (D) Commission (D) Commission (R) Commission (I) a _ _ _ _ _ a Adjusted EPS (non-GAAP) 7% Recession b Dividend Weather _ _ _ _ _ b Non-GAAP Help Hurt

2017 Results . . . Results By Business Segment $2.30 – $2.34 $2.36 Consumers$2.14 – $2.18 $2.17 CMS Energy 13 . . . strong 7% agrowth. EPSInitial Adjusted a Guidance a Enterprises 0.110.09 Interest & other (0.30)(0.25)_ _ _ _ _ a Adjusted EPS (non-GAAP) 2016 2017 Voluntary separation0.03--Legacy settlement0.010.01 Federal tax reform --0.52 Adjusted (non-GAAP)$2.02$2.17 Up 7% Fourth Quarter 2017 EPS --(GAAP)(1)¢ Federal Tax Reform52 Adjusted (non-GAAP)51¢ EPS --(GAAP)$1.98$1.64

Managing Work Every Year . . . 2010 2011 2012 2013 2014 2015 2016 2017 a EPS $2.20 +7% +7% ummer $2.00 +7% $1.80 above plan $1.60 % Reinvestment % $1.40 +8% $1.20 Cost productivity $1.00 _ _ _ _ _ a Adjusted EPS (non-GAAP) 14 . . . maximizes benefits for customers AND investors. Reinvestment Hot Summer +7 Storms Mild Winter +7 Hot Summer Cost productivity above plan +7 Mild S +7% % RECORD WARM Cost productivity above plan Weather & Storms CostCost productivity productivity Reinvestment Hot Summer Storms Offsets

2017 Financial Targets Achieved . . .Adjusted EPS (non-GAAP) +7%Operating cash flow (MM) Dividend payout ratio (non-GAAP) Customer price (excl. fuel) Electric Gas FFO/average debt (non-GAAP) Customer investment (Bn) 15 . . . 15th year of consistent, industry-leading financial performance. Actual $2.17 $1,705 62% 1.9% 1.2% ~19¾% $1.9 Target $2.14 to $2.18 +6% to +8% $1,650 > 62% ~2% ~2% ~18% $1.8

a 2018 EPSGuidance Raised . . . Utility Electric Gas Total Utility Enterprises Parent and Total other EPS +6% to +8% a _ _ _ _ _ a Adjusted EPS (non-GAAP) 16 . . . building on a strong 2017 performance. Adjusted EPS (non-GAAP) $1.65 - $1.67 0.75 - 0.77 $2.40 - $2.44 0.13 (0.23) $2.30 - $2.34

a 2018 EPS . . . $2.30 $2.34 - 6¢ 3¢ 16¢$2.17 (8) - (12)¢ 2200167 2200178 Absence of 2017 Weather Cost Savings Rates & Investment Economy, Enterprises, Tax & Other _ _ _ _ _ a Adjusted EPS (non-GAAP) 17 . . . illustrates another year of 6% to 8% growth. Managing WorkOur Model (customer rates <2%)

Tax Reform Impact . . .

CMS ENERGY

	Impacts	Takeaway
Utility	• Lower customer rates create capex headroom (up to 4%)	✓ Facilitates self-funding strategy
Enterprises & EnerBank	• Lower tax rate improves earnings	✓ Offers modest diversification
Parent interest	• Largely offset by EnerBank interest income	✓ Unique tax shield
Corporate expense	• Modest reduction of tax shield value at the Parent	✓ Manageable risk
AMT credits	• Mitigates near-term OCF impact	✓ Strong countermeasure

Impact (5-Yr Plan)

Near-term: Tax planning partially offsets OCF impact
Long-term: Utility earnings growth driven by rate headroom

. . . is accretive to our long-term plan.

18

Needed Customer Investment . . . Large and Aging System Rate Base Growth 19 . . . potentially pulled forward by tax reform. >$50 Bn 10-Yr $10 Bn 5-Yr Plan >$18 Bn System Need 7%$21 Bn 20172022 CAGR $15 Bn 60% 70% 40% 30% Electric Gas

Operating Amount (Bn) Cash Flow Generation . . . a Gross operating cash flow $ 2.9 2.7 2.5 Interest, working capital 2.4 1.9 1.4 0.9 0.4 (0.1) (0.6) Cash flow before dividend 2020 (1.1) 2017 2018 2019 2021 2022 20 . . . remains strong and supports our capital plan. NOLs & credits $0.7$0.4$0.3$0.3$0.3$0.2 2.6 2.22.3 2.0and taxes 1.71.651.65 Operating cash flow ~$9 billion in aggregate Investment _ _ _ _ _ a Non-GAAP

Credit Metrics Maintained . . .



S&P / Fitch
Moody's
S&P (Dec. '16)
Moody's (Apr. '17)
Fitch (Jul. '17)
AA- Aa3
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook Stable Stable Stable

FFO / Average Debt [a]



19%
17%
~18%
< 30% HoldCo Debt
Target Range
2018 (w/ Tax Reform)
a) Non-GAAP

. . . at solid investment-grade levels.

21

2018 Financial Targets . . . Adjusted EPS (non-GAAP) Operating cash flow (MM) Dividend payout ratio (non-GAAP) Customer price Electric Gas FFO/average debt (non-GAAP) Customer investment (Bn) Continuous equity (MM) _ _ _ _ _ a Beginning in 2020 22 . . . 16th year of transparent, consistent, strong performance. Long-Term Plan +6% to +8% a Up $100/yr ~ 62% ~ 2% ~ 2% ~17% - 19% > $2.0/yr Incr. ~$30 MM/yr 2018 $2.30 to $2.34 +6% to +8% $1,650 ~ 62% (1)% (3)% ~18% $1.9 No change

2018 Sensitivities . . . Full Year Impact Sensitivity EPS OCF (MM) Sales a • Electric (37,477 GWh) • Gas (303 Bcf) Gas prices (NYMEX) + + 1% 5 + + 6¢ 9 + $ 20 + 40 – – + 50¢ + 0 55 + ROE (planned) • Electric (10.1%) • Gas (10.1%) Interest rates + + 10 bps 10 + + 1½ ½ + + 6 3 – – +100 bps < 1 7 + + _ _ _ _ _ a Reflect 2018 sales forecast; weather normalized 23 . . . reflect strong risk mitigation.

Compelling Investment Thesis _ _ _ _ _ a Case U-16191 24 b Case U-17990, 2016 Order Constructive Regulation Cost Controls Diversified Service Territory Strong Cash Flow & Healthy Balance Sheet Aging Infrastructure

Q & A You! Thank 25

Appendix

a 2017 EPS . . . $2.1710¢ 8¢ $2.02 220016 2200177 Weather & Storms Cost Savings Rates & Investment Economy, Enterprises, & Other _ _ _ _ _ a Adjusted EPS (non-GAAP) 27 . . . delivered a strong 7%. 12¢ (15)¢ Managing WorkOur Model (customer rates < 2%)

“DIG” (750 MW) & Peakers (200 MW) . . . Pre-Tax Income (MM) $ 80 70 60 50 40 30 20 10 0 Future 2015 2016 2017 2018 28 Capacity ($/kw-mth)≈ $1.00≈ $2.00≈ $3.00≈ $3.00$4.50$7.50 • Energy0%0%0%0% • Capacity000<30 . . . offers risk mitigation to Plan. 25% 50% - 90% Available: Opportunities $75 Contracts (layering in over time) $45 $55 +$40 +$20 $30 Better Performance $35 $12 Better Performance Outage pull-ahead

2017 Cash Flow (non-GAAP) CMS Energy Parent Consumers Energy Interest and preferred dividend $ (254) Dividend and tax sharing CMS Energy Parent (523) Uses $ (2,527) Equity $ 450 Retirements (530) Cash at year end 2017 $ 65 _ _ _ _ a Includes cost of removal and capital leases 29 b Includes restricted cash Amount (MM) $152 Sources Operating (depreciation & amortization $872)$ 2,122 Other working capital (198) Sources $ 1,924 Uses Capital expenditures (1,750) Pension contribution 0 Financing New issues 835 Net short-term financing & other (239) Financing $ 516 Bank facilities ($900) available $703 b Cash flow $ (603) Cash at year end 2016 b Amount (MM) Sources Consumers Energy dividend and tax sharing $ 523 Enterprises & other 85 Sources $608 Uses Interest and preferred dividend $ (133) Overhead, tax payments, & other (57) Equity infusion (450) Pension contribution 0 Uses $ (640) Financing and Dividend New issues $ 575 Retirements (200) DRP, continuous equity 83 Net short-term financing & other (19) Common dividend (375) Financing $ 64 Bank facility ($550) available $544 Cash at year end 2017 $ 75 Cash flow $ (32) Cash at year end 2016 $ 43

2018 Cash Flow Forecast (non-GAAP) Consumers Energy CMS Energy Parent Operating (depreciation & amortization $922) $ 1,982 Sources $ 1,842 Interest and preferred dividend Capital expenditures $ (277) (1,884) Pension contribution 0 Equity $ 300 Retirements (318) _ _ _ _ _ a Includes cost of removal and capital leases 30 b Includes restricted cash Amount (MM) $65 Sources Other working capital (140) Uses a Dividend and tax sharing from CMS (821) Uses $ (2,982) Financing New issues 1,100 Net short-term financing & other 39 Financing $ 1,121 Facilities ($900) available $ 648 Cash at year end 2018 b $ 46 Cash flow $ (1,140) Cash at year end 2017 b Amount (MM) Sources Consumers Energy dividend and tax sharing $ 821 Enterprises 76 Sources $ 897 Uses Interest and preferred dividend $ (124) Overhead, tax payments, & other (118) Equity infusion (300) Pension contribution 0 Uses $ (542) Financing and Dividend New issues $ - Retirements (180) DRP, continuous equity 108 Net short-term financing & other 98 Common dividend (404) Financing $ (378) Bank facility ($550) available $ 549 Cash at year end 2018 $ 52 Cash flow $ 355 Cash at year end 2017 $ 75

GAAP Reconciliation

CMS ENERGY

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011	2012	2013	2014	2015	2016	2017
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58	$1.42	$1.66	$1.74	$1.89	$1.98	$1.64
Pretax items:																
Electric and gas utility	0.32	(0.60)	-	-	(0.06)	0.08		0.55	0.05	-	0.27	-	-	-	0.04	-
Tax impact	(0.11)	0.21	-	-	(0.01)	(0.03)		(0.22)	(0.02)	-	(0.10)	-	-	-	(0.01)	0.12
Enterprises	0.93	0.97	0.06	(0.12)	1.67	(0.02)		0.14	(0.05)	*	(0.01)	*	0.05	*	*	*
Tax impact	(0.19)	(0.35)	(0.02)	0.10	(0.42)	*		(0.05)	0.02	(0.11)	*	(*)	(0.02)	(*)	(*)	0.20
Corporate interest and other	0.25	(0.06)	0.06	0.45	0.17	0.01		0.01	*	-	*	*	*	*	0.02	0.01
Tax impact	(0.09)	0.03	(0.02)	(0.18)	(0.49)	(0.03)		(*)	(*)	(0.01)	(*)	(*)	(*)	(*)	(0.01)	0.20
Discontinued operations (income) loss, net	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)		(0.08)	0.08	(0.01)	(0.03)	*	(*)	(*)	*	*
Asset impairment charges	-	-	2.80	1.07	0.93	-		-	-	-	-	-	-	-	-	-
Tax impact	-	-	(0.98)	(0.31)	(0.33)	-		-	-	-	-	-	-	-	-	-
Cumulative accounting changes	0.25	0.02	-	-	-	-		-	-	-	-	-	-	-	-	-
Tax impact	(0.09)	(0.01)	-	-	-	-		-	-	-	-	-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45	$1.55	$1.66	$1.77	$1.89	$2.02	$2.17
Mark-to-market		0.04	(0.65)	0.80												
Tax impact		(0.01)	0.22	(0.29)												
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA	NA	NA	NA	NA	NA	NA

* Less than $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

32

CMS ENERGY

CMS ENERGY CORPORATION

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income by Quarter (Unaudited)

In Millions, Except Per Share Amounts

	2017				
	1Q	2Q	3Q	4Q	YTD Dec[(a)]
Net Income Available to Common Stockholders	$ 199	$ 92	$ 172	$ (3)	$ 460
Reconciling items:					
Electric utility and gas utility	-	-	-	-	-
Tax impact	-	-	-	34	34
Enterprises	*	*	1	1	2
Tax impact	(*)	(*)	(*)	56	56
Corporate interest and other	1	1	*	-	2
Tax impact	(*)	(1)	(*)	57	56
Discontinued operations (income) loss	*	*	*	*	*
Adjusted Net Income – Non-GAAP	$ 200	$ 92	$ 173	$ 145	$ 610
Average Common Shares Outstanding – Diluted	279.9	280.3	281.6	280.8	280.8
Diluted Earnings Per Average Common Share	$ 0.71	$ 0.33	$ 0.61	$ (0.01)	$ 1.64
Reconciling items:					
Electric utility and gas utility	-	-	-	-	-
Tax impact	-	-	-	0.12	0.12
Enterprises	*	*	*	*	*
Tax impact	(*)	(*)	(*)	0.20	0.20
Corporate interest and other	*	*	0.01	*	0.01
Tax impact	(*)	(*)	(*)	0.20	0.20
Discontinued operations (income) loss	*	*	*	*	*
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.71	$ 0.33	$ 0.62	$ 0.51	$ 2.17

In Millions, Except Per Share Amounts

	2016				
	1Q	2Q	3Q	4Q	YTD Dec[(a)]
Net Income Available to Common Stockholders	$ 164	$ 124	$ 186	$ 77	$ 551
Reconciling items:					
Electric utility and gas utility	-	-	11	*	11
Tax impact	-	-	(4)	(*)	(4)
Enterprises	*	*	*	1	1
Tax impact	(*)	(*)	(*)	(*)	(*)
Corporate interest and other	*	*	2	5	7
Tax impact	(*)	(*)	(1)	(2)	(3)
Discontinued operations (income) loss	*	*	(*)	(*)	*
Adjusted Net Income – Non-GAAP	$ 164	$ 124	$ 194	$ 81	$ 563
Average Common Shares Outstanding – Diluted	277.9	279.3	279.2	279.3	278.9
Diluted Earnings Per Average Common Share	$ 0.59	$ 0.45	$ 0.67	$ 0.28	$ 1.98
Reconciling items:					
Electric utility and gas utility	-	-	0.04	*	0.04
Tax impact	-	-	(0.01)	(*)	(0.01)
Enterprises	*	*	*	*	*
Tax impact	(*)	(*)	(*)	(*)	(*)
Corporate interest and other	*	*	*	0.02	0.02
Tax impact	(*)	(*)	(*)	(0.01)	(0.01)
Discontinued operations (income) loss	*	*	(*)	(*)	*
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.59	$ 0.45	$ 0.70	$ 0.29	$ 2.02

* Less than $0.5 million or $0.01 per share.

(a) Year-to-date (YTD) EPS may not equal the sum of the quarters due to changes in the number of shares outstanding.

33

CMS ENERGY

CMS ENERGY CORPORATION
Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment
(Unaudited)

In Millions, Except Per Share Amounts

	Three Months Ended 12/31/17	Three Months Ended 12/31/16	Twelve Months Ended 12/31/17	Twelve Months Ended 12/31/16
Electric Utility				
Reported net income per share	$ 0.22	$ 0.23	$ 1.62	$ 1.64
Reconciling items:				
Tax reform	0.09	-	0.09	-
Voluntary separation program	-	*	-	0.03
Tax impact	-	(*)	-	(0.01)
Adjusted net income per share – non-GAAP	$ 0.31	$ 0.23	$ 1.71	$ 1.66
Gas Utility				
Reported net income per share	$ 0.26	$ 0.19	$ 0.62	$ 0.55
Reconciling items:				
Tax reform	0.03	-	0.03	-
Voluntary separation program	-	*	-	0.01
Tax impact	-	(*)	-	(*)
Adjusted net income per share – non-GAAP	$ 0.29	$ 0.19	$ 0.65	$ 0.56
Enterprises				
Reported net income per share	$ (0.19)	$ -	$ (0.09)	$ 0.07
Reconciling items:				
Restructuring costs and other	*	*	*	*
Tax impact	(*)	(*)	(*)	(*)
Tax reform	0.20	-	0.20	-
Voluntary separation program	-	-	-	*
Tax impact	-	-	-	(*)
Adjusted net income per share – non-GAAP	$ 0.01	$ -	$ 0.11	$ 0.07
Corporate Interest and Other				
Reported net income per share	$ (0.30)	$ (0.14)	$ (0.51)	$ (0.28)
Reconciling items:				
Restructuring costs and other	*	0.02	0.01	0.02
Tax impact	(*)	(0.01)	(*)	(0.01)
Tax reform	0.20	-	0.20	-
Adjusted net income per share – non-GAAP	$ (0.10)	$ (0.13)	$ (0.30)	$ (0.27)
Discontinued Operations				
Reported net income per share	$ (*)	$ *	$ (*)	$ (*)
Reconciling items:				
Discontinued operations (income) loss	*	(*)	*	*
Adjusted net income per share – non-GAAP	$ -	$ -	$ -	$ -
Consolidated				
Reported net income per share	$ (0.01)	$ 0.28	$ 1.64	$ 1.98
Reconciling items:				
Discontinued operations (income) loss	*	(*)	*	*
Restructuring costs and other	*	0.02	0.01	0.02
Tax impact	(*)	(0.01)	(*)	(0.01)
Tax reform	0.52	-	0.52	-
Voluntary separation program	-	*	-	0.04
Tax impact	-	(*)	-	(0.01)
Adjusted net income per share – non-GAAP	$ 0.51	$ 0.29	$ 2.17	$ 2.02
Average Common Shares Outstanding – Diluted	280.8	279.3	280.8	278.9

* Less than $0.01 per share.

34

Consolidated CMS Energy Corporation Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities (unaudited) (mils) 2017 2018 2019 2020 2021 2022 Net cash provided by operating activities Other operating activities including taxes, interest payments and working capital Gross Operating Cash Flow $ 1,705 $ 1,650 $ 1,650 $ 1,750 $ 1,850 $ 1,950 487 393 638 720 773 777 $ 2,192 $ 2,043 $ 2,288 $ 2,470 $ 2,623 $ 2,727 Consumers Operating Income + Depreciation & Amortization Enterprises Project Cash Flows Gross Operating Cash Flow $ 2,123 69 $ 1,982 61 $ 2,218 70 $ 2,396 74 $ 2,546 77 $ 2,699 28 $ 2,192 $ 2,043 $ 2,288 $ 2,470 $ 2,623 $ 2,727 35

Consumers Energy Company

2017 Cash Flow GAAP Reconciliation (in millions) (unaudited)

Consolidated Statements of Cash Flows: Description	GAAP Amount	Reclassifications From Sources and Uses to Statement of Cash Flows to Sources and Uses: Tax Sharing Operating	Interest/ Other Financing Payments from Operating	Other Investing as Financing	Capital Lease Pymts and Other from Financing	Securitization Debt Pymts from Financing	Common Dividends from Financing	Presentation Sources and Uses: non-GAAP Amount	Description
Cash at year end 2016	$ 152	$ -	$ -	$ -	$ -	$ -	$ -	$ 152	Cash at year end 2016
									Sources
								$ 2,122	Operating (dep & amort $872)
								(198)	Other working capital
Net cash provided by operating activities	$ 1,715	$ 1	$ 254		$ (21)	$ (25)	$ -	$ 1,924	Sources
									Uses
								$ (254)	Interest and preferred dividends
								(1,750)	Capital expenditures [a]
								(523)	Dividends/tax sharing to CMS
								-	Pension Contribution & Other
Net cash used in investing activities	$ (1,751)	$ (1)	$ (254)	$ 1	$ -	$ -	$ (522)	$ (2,527)	Uses
Cash flow used in operating and investing activities	$ (36)	$ -	$ -	$ 1	$ (21)	$ (25)	$ (522)	$ (603)	Cash flow
									Financing
								$ 450	Equity
								835	New Issues
								(530)	Retirements
								(239)	Net short-term financing & other
Net cash used in financing activities	$ (51)	$ -	$ -	$ (1)	$ 21	$ 25	$ 522	$ 516	Financing
Net change in cash	$ (87)	$ -	$ -	$ -	$ -	$ -	$ -	$ (87)	Net change in cash
Cash at year end 2017	$ 65	$ -	$ -	$ -	$ -	$ -	$ -	$ 65	Cash at year end 2017 [b]

[a] Includes cost of removal and capital leases

[b] Includes restricted cash

36

CMS Energy - Parent Company 2017 Cash Flow GAAP Reconciliation (in millions) (unaudited) Reclassifications From Statement of Cash Flows to Sources and Uses Consolidated Statements of Cash Flows Non Equity Uses as Operating Presentation Sources and Uses GAAP Amount non-GAAP Amount Description Other Description Cash at year end 2016 $ - $ - $ 43 $ 43 Cash at year end 2016 Sources Consumers Energy dividends/tax sharing Enterprises & Other Sources $ 523 Net cash provided by operating activities 85 $ 433 $ 190 $ (15) $ 608 Uses Interest and preferred dividends Overhead, Tax payments, & Other Equity infusions Pension Contribution Uses $ (133) (57) (450) Net cash used in investing activities - $ (447) $ (190) $ (3) $ (640) Cash flow used in operating and investing activities $ (14) $ - $ (18) $ (32) Cash flow Financing and dividends $ 575 (200) 83 (19) New Issues Retirements Equity programs (DRP, continuous equity) Net short-term financing & other Common dividend Financing - - Net cash provided by financing activities (375) $ 14 $ - $ 50 $ 64 Net change in cash $ - $ - $ 32 $ 32 Net change in cash Cash at year end 2017 $ - $ - $ 75 $ 75 Cash at year end 2017 37

Consolidated CMS Energy 2017 Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited) Eliminations/Reclassifications/Consolidation to Arrive at the Consolidated Statement of Cash Flows Statements of Cash Flows Other Consolidated Entities Consumers Common Dividend as Financing Equity Infusions to Consumers Consumers Amount CMS Parent Amount Consolidated Statements of Cash Flows Description Amount Description Cash at year end 2016 $ 152 $ - $ 105 $ - $ - $ 257 Cash at year end 2016 Net cash provided by operating activities $ 1,715 $ 432 $ 80 $ (522) $ - $ 1,705 Net cash provided by operating activities Net cash used in investing activities (1,751) (447) (117) - 447 (1,868) Net cash used in investing activities Cash flow used in operating and investing activities $ (36) $ (15) $ (37) $ (522) $ 447 $ (163) Cash flow used in operating and investing activities Net cash used in financing activities $ (51) $ 15 $ 71 $ 522 $ (447) $ 110 Net cash provided by financing activities Net change in cash $ (87) $ - $ 34 $ - $ - $ (53) Net change in cash Cash at year end 2017 a $ 65 $ - $ 139 $ - $ - $ 204 Cash at year end 2017 a Includes restricted cash 38

Consumers Energy Company

2018 Cash Flow Forecast GAAP Reconciliation (in millions) (unaudited)

Consolidated Statements of Cash Flows		Reclassifications From Sources and Uses to Statement of Cash Flows to Sources and Uses						Presentation Sources and Uses	
Description	GAAP Amount	Tax Sharing Operating	Interest/ Other Financing Payments from Operating	Other Investing as Financing	Capital Lease Pymts and Other from Financing	Securitization Debt Pymts from Financing	Common Dividends from Financing	non-GAAP Amount	Description
Cash at year end 2017	**$ 65**	$ -	$ -	$ -	$ -	$ -	$ -	**$ 65**	**Cash at year end 2017**
									Sources
								$ 1,982	Operating (dep & amort $922)
								(140)	Other working capital
Net cash provided by operating activities	**$ 1,278**	$ 277	$ 277	$ 56	$ (21)	$ (25)	$ -	**$ 1,842**	Sources
									Uses
								$ (277)	Interest and preferred dividends
								(1,884)	Capital expenditures [a]
								(821)	Dividends/tax sharing to CMS
								-	Pension Contribution & Other
Net cash used in investing activities	**$ (1,890)**	$ (277)	$ (277)	$ 6	$ -	$ -	$ (544)	**$ (2,982)**	Uses
Cash flow used in operating and investing activities	**$ (612)**	$ -	$ -	$ 62	$ (21)	$ (25)	$ (544)	**$ (1,140)**	**Cash flow**
									Financing
								$ 300	Equity
								1,100	New Issues
								(318)	Retirements
				(62)				39	Net short-term financing & other
Net cash provided by financing activities	**$ 593**	$ -	$ -	$ (62)	$ 21	$ 25	$ 544	**$ 1,121**	Financing
Net change in cash	**$ (19)**	$ -	$ -	$ -	$ -	$ -	$ -	**$ (19)**	**Net change in cash**
Cash at year end 2018	**$ 46**	$ -	$ -	$ -	$ -	$ -	$ -	**$ 46**	**Cash at year end 2018** [b]

[a] Includes cost of removal and capital leases

[b] Includes restricted cash

39

CMS Energy - Parent Company 2018 Cash Flow Forecast GAAP Reconciliation (in millions) (unaudited) Reclassifications From Statement of Cash Flows to Sources and Uses Consolidated Statements of Cash Flows Non Equity Uses as Operating Presentation Sources and Uses GAAP Amount non-GAAP Amount Description Other Description Cash at year end 2017 $ - $ - $ 75 $ 75 Cash at year end 2017 Sources Consumers Energy dividends/tax sharing Enterprises & Other Sources $ 821 Net cash provided by operating activities 76 $ 655 $ 242 $ - $ 897 Uses Interest and preferred dividends Overhead, Tax payments, & Other Equity infusions Pension Contribution Uses $ (124) (118) (300) Net cash used in investing activities - $ (300) $ (242) $ - $ (542) Cash flow from operating and investing activities $ 355 $ - $ - $ 355 Cash flow Financing and dividends $ - (180) 108 98 New Issues Retirements Equity programs (DRP, continuous equity) Net short-term financing & other Common dividend Financing - - Net cash used in financing activities (404) $ (355) $ - $ (23) $ (378) Net change in cash $ - $ - $ (23) $ (23) Net change in cash Cash at year end 2018 $ - $ - $ 52 $ 52 Cash at year end 2018 40

Consolidated CMS Energy 2018 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited) Eliminations/Reclassifications/Consolidation to Arrive at the Consolidated Statement of Cash Flows Statements of Cash Flows Other Consolidated Entities Consumers Common Dividend as Financing Equity Infusions to Consumers Consumers Amount CMS Parent Amount Consolidated Statements of Cash Flows Description Amount Description Cash at year end 2017 $ 65 $ - $ 139 $ - $ - $ 204 Cash at year end 2017 Net cash provided by operating activities $ 1,278 $ 655 $ 261 $ (544) $ - $ 1,650 Net cash provided by operating activities Net cash used in investing activities (1,890) (300) (243) - 300 (2,133) Net cash used in investing activities Cash flow from operating and investing activities $ (612) $ 355 $ 18 $ (544) $ 300 $ (483) Cash flow used in operating and investing activities Net cash provided by (used in) financing activities $ 593 $ (355) $ (44) $ 544 $ (300) $ 438 Net cash provided by financing activities Net change in cash $ (19) $ - $ (26) $ - $ - $ (45) Net change in cash Cash at year end 2018 a $ 46 $ - $ 113 $ - $ - $ 159 Cash at year end 2018 a Includes Restricted Cash 41

CMS ENERGY CORPORATION Reconciliation of Non-GAAP FFO to Average Debt Ratio (Unaudited) 42 FFO TO AVERAGE DEBT RATIO Funds from operations (FFO) – non-GAAP Average debt – non-GAAP FFO to Average Debt Rati o – Non-GAAP In Millions, Except Ratio Year Ended 12/31/17 $ 1,715 $ 8,724 19.7% AVERAGE DEBT Indebtedness Long-term debt (1) Capital leases and financing obligation (1) Notes payable (1) Total Indebtedness Reconciling items: Securitization debt (1) EnerBank debt (1) Adjusted Debt – Non-GAAP Average Debt – Non-GAAP (1) Includes current and non-current portions . In Millions As of 12/31/17 $ 10,204 113 170 10,487 (302) (1,245) $ 8,940 $ 8,724 12/31/16 $ 9,504 132 398 10,034 (328) (1,198) $ 8,508 FUNDS FROM OPERATIONS Net Cash Provi ded by Operati ng Acti vi ti es Reconciling item: Securitization amortization and other Funds From Operati ons (FFO) – Non-GAAP In Millions Year Ended 12/31/17 $ 1,705 10 $ 1,715